GUARANTY


               This GUARANTY (as amended, supplemented or modified from time to time, this "Guaranty") is made as of September 3, 1995 by VERNON W. MULES (the "Guarantor"), for the benefit of DUTTERER'S OF MANCHESTER CORPORATION, a Maryland corporation (the "Seller").


                                     RECITALS


               Value Added Food Services, Inc., a Maryland corporation (the "Buyer"), and the Seller propose to enter into certain agreements including, without limitation, a Bill of Sale, an Assumption of Liabilities and Obligations, a Term Note payable to the order of the Seller in the original principal amount of $1,077,821.00 (the "Note"), and a Closing Agreement, each dated the date hereof (as the same may be amended, supplemented or modified from time to time and including any agreement extending the maturity of, financing or otherwise structuring all or any portion of the obligations under such agreements or any successor agreement, collectively, the "Transaction Documents"). To induce the Seller to enter into the Transaction Documents and to secure the Buyer's obligations under the Note and the other Transaction Documents, the Guarantor hereby agrees with the Seller as follows:


                                 ARTICLE I
                                DEFINITIONS

               Section 1.1. Definitions. Terms used herein and not defined which are defined in the Transaction Documents have for the purposes hereof the meanings set forth therein.


                                 ARTICLE II
                                  GUARANTY

               Section 2.1. The Guaranty. The Guarantor hereby unconditionally guarantees to the Seller, for its benefit and for the benefit of its successors, indorsees, transferees and assigns, the full and punctual payment when due (whether at stated maturity, by acceleration or otherwise) of (i) all amounts now or hereafter payable by the Buyer to the Seller on the Note and (ii) all other obligations, responsibilities or liabilities now or hereafter payable by the Buyer under, arising out of, or in connection with the Transaction Documents (all such indebtedness, obligations, responsibilities and liabilities being herein called the "Obligations"), and the Guarantor further agrees to pay any and all reasonable expenses which may be paid or incurred by the Seller in collecting any or all of the Obligations and/or enforcing any rights under this Guaranty or under the Obligations, provided, however, that Guarantor's liability for such expenses shall not exceed an amount equal to ten percent (10%) of the Obligations. If the Buyer shall fail to pay or perform any Obligation when due in accordance with its terms (whether at stated maturity, by acceleration or otherwise), the Guarantor shall forthwith on demand of the Seller pay the Seller the amount of or perform such Obligation.

               Section 2.2. Guaranty Unconditional. This is a guaranty of payment and not of collection, and the obligations of the Guarantor hereunder are unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                      (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Buyer under the Transaction Documents, the Note or any other document evidencing any Obligation, by operation of law or otherwise;

                     (ii) any modification or amendment or supplement to the Transaction Documents, the Note or any other document evidencing any Obligation;

                    (iii) any release, non-perfection or invalidity of any direct or indirect security for any Obligation or any release of any other guarantor of any Obligation;

                     (iv) any change in the existence, structure or ownership of the Buyer, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Buyer or its assets or any resulting disallowance, release or discharge of all or any portion of any Obligation;

                      (v) the existence of any claim, set-off or other right which the Guarantor may have at any time against the Buyer, the Seller or any other corporation or person, whether in connection herewith or any unrelated transaction; provided, however, that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                     (vi) any invalidity or unenforceability of any Obligation, or any provision of applicable law or regulation purporting to prohibit the payment by the Buyer of any Obligation;

                    (vii) any failure by the Seller (A) to file or enforce a claim against the Buyer or its estate (in a bankruptcy or other proceeding),
(B) to give notice of the existence, creation or incurring by the Buyer of any new or additional indebtedness or obligation under or with respect to any Obligation, (C) to commence any action against the Buyer, (D) to disclose to the Guarantor any facts which the Seller may now or hereafter know with regard to the Buyer or (E) to proceed with due diligence in the collection, protection or realization upon any collateral securing any Obligation; or

                   (viii) any other act or omission to act or delay of any kind by the Buyer or the Seller or any other corporation or person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of the Guarantor's obligations hereunder.

               Section 2.3. Discharge; Reinstatement in Certain Circumstances. The Guarantor's obligations hereunder shall remain in full force and effect until payment in full of the Obligations. No payment or payments made by the Buyer, the Guarantor, any other guarantor or any other person or received or collected by the Seller from the Buyer, the Guarantor, any other guarantor or any other person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments, remain liable for the Obligations until the Obligations are paid in full. If at any time any payment by the Buyer of any Obligation is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Buyer or upon or as a result of the appointment of a receiver, intervener or conservator of, or trustee or similar officer for, the Buyer or any substantial part of its property or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time. The Guarantor agrees that payment or performance of any of the Obligations or other acts which toll any statute of limitations applicable to the Obligations shall also toll the statute of limitations applicable to the Guarantor's liability hereunder.

               Section 2.4. Waiver by the Guarantor. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Seller upon this Guaranty or acceptance of this Guaranty, and the Obligations shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty, and all dealings between the Buyer or the Guarantor and the Seller shall likewise be conclusively presumed to have taken place or been consummated in reliance upon this Guaranty. The Guarantor irrevocably waives (i) acceptance hereof, diligence, presentment, demand, protest and any notice not provided for herein, including, without limitation, any notice when the Seller exercises rights against the Buyer to accelerate the unpaid principal amount of any Obligation or to hold, sell, lease or otherwise dispose of Collateral, (ii) the benefit of any act or omission by the Seller which directly or indirectly results in or aids the discharge of the Buyer or the Buyer's payment and performance of any of the Obligations, (iii) any requirement that at any time any action be taken by any corporation or person against the Buyer or any other corporation or person or that resort be had to any security for, or other guaranty of, any Obligation, (iv) any defense that may arise by reason of lack of authority of the Guarantor or the lack of authority, death or disability of any other person or entity, (v) any right that the Guarantor may now or hereafter have under Section 3-606 of the UCC or otherwise to unimpaired Collateral, (vi) the defense of commercial unreasonableness with respect to the Seller's exercise of any rights or remedies against any Collateral or other direct or indirect security for the Obligations or (vii) any defense based upon any fact or condition set forth in clauses (i) through
(viii) of Section 2.2.

               Section 2.5. Subrogation. Upon making any payment hereunder, the Guarantor shall be subrogated to the rights of the payee against the Buyer with respect to such payment; provided, however, that the Guarantor shall not enforce any payment by way of subrogation until all amounts of principal of, and interest on, the Note and all other amounts payable with respect to the Obligations have been paid in full.

               Section 2.6. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Buyer under or with respect to the Obligations is stayed upon the insolvency or bankruptcy of the Buyer, all such amounts otherwise subject to acceleration under the terms of the Note and the Transaction Documents or any other instrument governing such Obligations shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Seller.

               Section 2.7. No Set-Off. No act or omission of any kind or at any time on the part of the Seller in respect of any matter whatsoever shall in any way affect or impair the rights of the Seller to enforce any right, power or benefit under this Guaranty, and no set-off, claim, reduction or diminution of any obligation or any defense of any kind or nature which the Guarantor has or may have against the Seller shall be available against the Seller in any suit or action brought by the Seller to enforce any right, power or benefit provided for by this Guaranty; provided, however, that nothing herein shall prevent the assertion by the Guarantor of any such claim by separate suit or compulsory counterclaim. Nothing in this Guaranty shall be construed as a waiver by the Guarantor of any rights or claims which he/she may have against the Seller hereunder or otherwise, but any recovery upon such rights and claims shall be had from the Seller separately, it being the intent of this Guaranty that the Guarantor shall be unconditionally and absolutely obligated to perform fully all his/her obligations, covenants and agreements hereunder for the benefit of the Seller.


                                ARTICLE III
                     REPRESENTATIONS AND WARRANTIES

        The Guarantor represents and warrants that:

               Section 3.1. Contravention. The execution, delivery and performance by the Guarantor of this Guaranty require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute (with or without the giving of notice or lapse of time or both) a default under, any provision of applicable law or of any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting the Guarantor.

               Section 3.2. Binding Effect. This Guaranty constitutes a valid and binding agreement of the Guarantor enforceable against the Guarantor in accordance with its terms, except as (i) the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

               Section 3.3. Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Guarantor threatened against or affecting, the Guarantor before any federal, state or local government, authority, agency, court or other body, officer or entity, or before any arbitrator with authority to bind a party at law, in which there is a reasonable possibility of a decision which could materially adversely affect the financial condition of the Guarantor or which in any manner draws into question the validity of this Guaranty and there is no basis known to the Guarantor for any such action, suit or proceeding.

               Section 3.4. No Defaults. The Guarantor is not in default in the payment of the principal of or interest on any indebtedness and is not in default under any instrument under and subject to which any such indebtedness has been incurred, and no event has occurred and is continuing under the provisions of any such agreement which, with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder or permit the acceleration of the indebtedness represented thereby.


                                 ARTICLE IV
                                 COVENANTS

               Section 4.1. Financial Statements. The Guarantor will, at the request of the Seller, prepare and furnish in a timely fashion such financial statements and other information as are in form satisfactory to the Seller, and shall provide such other financial information at such other times as may be reasonably requested by the Seller.


                                  ARTICLE V
                                   SET-OFF

               Section 5.1. Right of Set-Off. Upon the occurrence and during the continuance of an Event of Default, the Seller is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all indebtedness at any time owing by the Seller to or for the credit or the account of the Guarantor against any and all of the obligations now or hereafter existing under this Guaranty, irrespective of whether or not the Seller shall have made any demand hereunder and although such obligation may be unmatured. The rights of the Seller under this Section 5.1 are in addition to any other rights and remedies (including, without limitation, other rights of set-off) which the Seller may have. The Seller agrees to notify the Guarantor promptly after it exercises any such right of set-off.


                                 ARTICLE VI
                                MISCELLANEOUS

               Section 6.1. Notices. All notices, requests and other communications to a party hereunder shall be in writing and shall be given to such party at its or his/her address set forth on the signature page hereof or such other address as such party may hereafter specify for that purpose by notice to the other. Each such notice, request or other communication shall be effective when delivered by overnight courier at the address specified in this Section 6.1.

               Section 6.2. No Waivers. No failure or delay by the Seller in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

               Section 6.3. Expenses. The Guarantor shall pay (i) all out-of-pocket expenses of the Seller, including the reasonable fees and disbursements of its counsel, in connection with the preparation and administration of this Guaranty, any waiver or consent hereunder or any amendment hereof and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Seller, including the reasonable fees and disbursements of its counsel, in connection with such Event of Default and any collection and other enforcement proceedings resulting therefrom.

               Section 6.4. Amendments and Waivers. Any provision of this Guaranty may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Guarantor and the Seller.

               Section 6.5. Successors and Assigns. The provisions of this Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Guarantor may not assign or otherwise transfer any of his rights under this Guaranty without the prior written consent of the Seller.

               Section 6.6. Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of Maryland, except as otherwise provided herein.

               Section 6.7. Counterparts; Effectiveness. This Guaranty may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Guaranty shall become effective when the Seller shall have received counterparts hereof signed by both parties.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Guaranty or caused this Guaranty to be duly executed by an authorized officer as of the day and year first written above.



                                   VERNON W. MULES             (SEAL)
                                     (Signature)

                                   8 Hart's Run Court
                                   Towson, Maryland  21286


                                   DUTTERER'S OF MANCHESTER CORP.,
                                     a Maryland corporation


                                   By:  Steven C. Houfek        (SEAL)
                                        Authorized Agent
                                           (Signature)


                                             2410 Wesley Street
                                             Portsmouth, Virginia  23707